Exhibit 10.1

[Letterhead of JPMorgan Chase Bank, N.A.]

March 29, 2006

Via Facsimile and Overnight Delivery

Core-Mark International, Inc., as Administrative Borrower

395 Oyster Point Blvd. #415

South San Francisco, California 94080

Attention:	Treasurer

Re:	Waiver of Potential Defaults and Consent

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement, dated as of October 12, 2005 (as amended, modified or supplemented from time to time, the “Credit Agreement”), by and among the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”), Core-Mark Holding Company, Inc. (“Holdings”), Core-Mark International, Inc. (“International”), Core-Mark Holdings I, Inc. (“Holdings I”), Core-Mark Holdings II, Inc. (“Holdings II”), Core-Mark Holdings III, Inc. (“Holdings III”), Core-Mark Midcontinent, Inc. (“Midcontinent”), Core-Mark Interrelated Companies, Inc. (“Interrelated”), Head Distributing Company (“Head”), Minter-Weisman Co. (“Minter-Weisman”; each of Holdings, International, Holdings I, Holdings II, Holdings III, Midcontinent, Interrelated, Head and Minter-Weisman herein a “Borrower” and collectively herein the “Borrowers”). All capitalized terms used in this letter without definition shall have the meanings assigned thereto in the Credit Agreement.

The following events have occurred (collectively, the “Known Existing Conditions”):

(a) Borrowers have informed the Administrative Agent that the consolidated balance sheet and statements of income, stockholders equity and cash flows of Holdings as of December 31, 2004 and for the period from August 23, 2004 through December 31, 2004, reported by PricewaterhouseCoopers LLP, that were delivered to the Administrative Agent and the Lenders (the “2004 Audited Financial Statements”) and the unaudited condensed consolidated financial statements of Holdings as of and for the six months ended June 30, 2005 that were delivered to the Administrative Agent and the Lenders (the “June 2005 Unaudited Financial Statements”) will be restated as described in the report on Form 8-K dated March 20, 2006 and filed on March 24, 2006, a copy of which is attached to this letter as Exhibit A (the “Form 8-K”).

Core-Mark International, Inc., as Administrative Borrower

March 29, 2006

(b) Borrowers have informed the Administrative Agent that the unaudited condensed consolidated financial statement of Holdings as of and for the three and nine months ended September 30, 2005 (the “September 2005 Unaudited Financial Statements”) that were delivered as required by Section 5.01(b) of the Credit Agreement will be restated as described in the Form 8-K.

The Known Existing Conditions could result in the following Events of Default (the “Potential Existing Defaults”) and failures of conditions to funding:

(i) To the extent (if any) that the restatement of the 2004 Audited Financial Statements and the June 2005 Unaudited Financial Statements would establish that any representations regarding such financial statements (in the form originally delivered) contained in Section 3.04(a) of the Credit Agreement were materially incorrect when made, such condition would be a violation of Article VII, clause (c) of the Credit Agreement.

(ii) To the extent (if any) that (A) the September 2005 Unaudited Financial Statements, as delivered, failed to present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries and (B) the restatement of the September 2005 Unaudited Financial Statements would not constitute “normal year-end audit adjustments” in accordance with the requirements of Section 5.01(b) of the Credit Agreement, the delivery and certification of the September 2005 Unaudited Financial Statements by Administrative Borrower would be a violation of Article VII, clause (c) and/or clause (e) of the Credit Agreement.

(iii) To the extent (if any) that the restatement of the 2004 Audited Financial Statements and the June 2005 Unaudited Financial Statements would cause any representations regarding such financial statements (in the form originally delivered) contained in Section 3.04(a) of the Credit Agreement to be materially incorrect, the condition to advances set forth in Section 4.02(a) (the “Affected Funding Condition”) would not be satisfied.

Borrowers have requested that the Administrative Agent and the Lenders (a) waive the Potential Existing Defaults and (b) waive the Affected Funding Condition as it relates to the Known Existing Conditions. The Administrative Agent and the Lenders hereby waive the Potential Existing Defaults and waive satisfaction of the Affected Funding Condition as a condition to borrowing as it relates to the Known Existing Conditions, in each case subject to the following condition:

Within 45 days after the date hereof, Administrative Borrower shall have delivered to the Administrative Agent and each Lender the restatement of the 2004 Audited Financial Statements, which restatement shall not include adjustments other than those materially consistent with the description of adjustments set forth in the Form 8-K.

Core-Mark International, Inc., as Administrative Borrower

March 29, 2006

Borrowers have also requested a thirty day extension of the time period to deliver the audited financial statements for the fiscal year ending December 31, 2005 required to be delivered pursuant to Section 5.01(a) of the Credit Agreement (the “2005 Annual Financial Statements”). The Administrative Agent and the Lenders hereby consent to such extension of the time period for delivery of the 2005 Annual Financial Statements. Borrowers shall deliver the 2005 Annual Financial Statements as required by the terms of the Credit Agreement within 120 days after December 31, 2005.

This waiver shall be effective only for the specific potential Events of Default comprising the Potential Existing Defaults, and only for the satisfaction of the Affected Funding Condition as a condition to borrowing as it relates to the Known Existing Conditions, and in no event shall this waiver be deemed to be a waiver of enforcement of the Administrative Agent’s or any Lender’s rights with respect to any other Defaults or Events of Default now existing or hereafter arising, or the rights of the Administrative Agent or any Lender to assert the failure of any condition (including, without limitation, the condition set forth in Section 4.02(a) of the Credit Agreement) with respect to any matter, event or condition (other than the Known Existing Condition). Without limiting the foregoing sentence, this waiver letter shall not constitute a waiver of any lending conditions or claims arising with respect to the restated 2004 Audited Financial Statements following delivery thereof to Agent and Lenders in accordance with the terms of this waiver letter. Nothing contained herein nor any communications between any Borrower and the Administrative Agent or any Lender shall be a waiver of any rights or remedies the Administrative Agent or any Lender have or may have against any Borrower, except as specifically provided herein. Nothing contained herein shall (i) amend, modify or alter any term or condition of the Credit Agreement or any Loan Document or (ii) except as specifically set forth herein, diminish, prejudice or waive any of the Administrative Agent’s or any Lender’s rights and remedies under the Credit Agreement, any Loan Document or applicable law, and the Administrative Agent hereby reserves all of such rights and remedies, including, without limitation, the right to require, at any date hereafter, strict compliance with each of the Sections of the Credit Agreement referenced above.

Core-Mark International, Inc., as Administrative Borrower

March 29, 2006

Very truly yours,

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and as a Lender

By:	/s/ [Signature Illegible]
Title:	Vice President

Acknowledged and Accepted:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ [Signature Illegible]
Title:	Duly Authorized Signatory

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as a Lender

By:	/s/ [Signature Illegible]
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ [Signature Illegible]
Title:	Vice President

WELLS FARGO FOOTHILL, LLC, as a Lender

By:	/s/ [Signature Illegible]
Title:	Vice President

Core-Mark International, Inc., as Administrative Borrower

March 29, 2006

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ Michels Mojabi
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:

Title:

HARRIS N.A., as a Lender

By:	/s/ [Signature Illegible]
Title:	Vice President

CORE-MARK INTERNATIONAL, INC., as Administrative Borrower

By:	/s/ Stacy Loretz
Title:	VP Finance / Treasurer

cc:	Mayer, Brown, Rowe & Maw LLP

Exhibit A

Form 8-K Filed with the SEC on March 24, 2006

[See Form 8-K filed with SEC on March 24, 2006]